UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2021

KUSHCO HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55418	46-5268202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6261 Katella Ave Ste 250, Cypress, CA	90630
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (714) 243-4311

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	KSHB	OTCQX
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 28, 2021, the stockholders of KushCo Holdings, Inc. (the “Company”) approved an amendment to the Company’s 2016 Stock Incentive Plan (the “Plan”) at the 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”). The amendment to the Plan (the “Amendment”) increased the maximum number of shares authorized for issuance under the Plan by 10,000,000 shares to 28,000,000 shares. The Amendment was previously approved by the Board of Directors (the “Board”) of the Company on December 28, 2020, subject to stockholder approval.
The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Plan, as amended by the Amendment, which is attached hereto as Exhibit 10.1 and incorporated by reference into this Item 5.02.

Item 5.07	Submission of Matters to a Vote of Security Holders.
On January 28, 2021, the Company held its 2021 Annual Meeting. At the 2021 Annual Meeting, the Company’s stockholders voted on the following proposals:
(i) the election of six director nominees for a one-year term, such term to continue until the Company’s annual meeting of stockholders in 2022 or until such directors’ successors are duly elected and qualified or until their earlier resignation or removal;

(ii) the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2021; and

(iii) the approval of the Amendment to increase the maximum number of shares authorized for issuance under the Plan by 10,000,000 shares to 28,000,000 shares.
The voting results from the Annual Meeting are reported below.
Proposal 1 – Election of Directors
Eric Baum, Barbara Goodstein, Donald Hunter, Dallas Imbimbo Peter Kadens and Nicholas Kovacevich were elected as directors for a one-year term, such term to continue until the annual meeting of stockholders in 2022 or until such directors’ successors are duly elected and qualified or until their earlier resignation or removal. The results of the election were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Eric Baum	30,599,378	1,560,353	40,334,850
Barbara Goodstein	30,695,901	1,463,830	40,334,850
Donald Hunter	30,587,714	1,572,017	40,334,850
Dallas Imbimbo	31,228,748	930,983	40,334,850
Peter Kadens	31,274,791	884,940	40,334,850
Nicholas Kovacevich	31,349,397	810,334	40,334,850
Proposal 2 – Ratification of the Appointment of Marcum LLP
The appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2021 was ratified. There were no broker non-votes on this proposal. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained
70,844,444	678,532	971,605
Proposal 3 – Approval of Amendment to 2016 Stock Incentive Plan
The Amendment to increase the maximum number of shares authorized for issuance under the Plan by 10,000,000 shares to 28,000,000 shares was approved. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
25,048,155	6,502,633	608,943	40,334,850

Item 9.01.

(d)	Exhibits.

Exhibit Number	Title
10.1	2016 Stock Incentive Plan, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KUSHCO HOLDINGS, INC.
(Registrant)

January 29, 2021	/s/ Nicholas Kovacevich
(Date)	Nicholas Kovacevich Chairman and Chief Executive Officer